Exhibit 99.2

Supplemental Operating and Financial Data
Fourth Quarter and Year Ended December 31, 2016

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

With the exception of historical information, certain statements contained or incorporated by reference herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as those pertaining to our acquisition or disposition of properties, our capital resources, future expenditures for development projects, and our results of operations and financial condition. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of actual events. There is no assurance the events or circumstances reflected in the forward-looking statements will occur. You can identify forward-looking statements by use of words such as “will be,” “intend,” “continue,” “believe,” “may,” “expect,” “hope,” “anticipate,” “goal,” “forecast,” “pipeline,” “estimates,” “offers,” “plans,” “would,” or other similar expressions or other comparable terms or discussions of strategy, plans or intentions contained or incorporated by reference herein. In addition, references to our budgeted amounts and guidance are forward-looking statements. Forward-looking statements necessarily are dependent on assumptions, data or methods that may be incorrect or imprecise. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q.

For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except as required by law, we do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof.

NON-GAAP INFORMATION

This document contains certain non-GAAP measures. These non-GAAP measures, as calculated by the Company, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measurements of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. See pages 31 through 33 for definitions of certain non-GAAP financial measures used in this document and the reconciliations of certain non-GAAP measures in the Appendix on pages 34 through 40.

EPR Properties
Company Profile

The Company

EPR Properties (“EPR” or the “Company”) is a self-administered and self-managed real estate investment trust. EPR was formed in August 1997 as a Maryland real estate investment trust (“REIT”), and an initial public offering was completed on November 18, 1997.

Since that time, the Company has grown into a leading specialty real estate investment trust with an investment portfolio that includes Entertainment, Education, Recreation and Other specialty investments.

Company Strategy

Our vision is to become the leading specialty REIT by focusing our unique knowledge and resources on select underserved real estate segments which provide the potential for outsized returns.

EPR’s primary business objective is to enhance shareholder value by achieving predictable growth in Funds from Operations (“FFO”) and dividends per share. Central to our growth is remaining focused on acquiring or developing properties in our primary investment segments: Entertainment, Education and Recreation. We may also pursue opportunities to provide mortgage financing for these investment segments in certain situations where this structure is more advantageous than owning the underlying real estate.

Our segment focus is consistent with our strategic organizational design which is structured around building centers of knowledge and strong operating competencies in each of our primary segments. Retention and building of this knowledge depth creates a competitive advantage allowing us to more quickly identify key market trends.

To this end we will deliberately apply information and our ingenuity to identify properties which represent potential logical extensions within each of our segments, or potential future investment segments. As part of our strategic planning and portfolio management process we assess new opportunities against the following five key underwriting principles:

•	Inflection Opportunity - Renewal or restructuring in an industry’s properties

•	Enduring Value - Real estate devoted to and improving long-lived activities

•	Excellent Execution - Market-dominant performance that creates value beyond tenant credit

•	Attractive Economics - Accretive initial returns along with growth in yield

•	Advantageous Position - Sustainable competitive advantages

EPR Properties
Investor Information

Senior Management

Greg Silvers	Mark Peterson
President and Chief Executive Officer	Executive Vice President and Chief Financial Officer

Jerry Earnest	Craig Evans
Senior Vice President and Chief Investment Officer	Senior Vice President, General Counsel and Secretary

Tom Wright	Mike Hirons
Senior Vice President - Human Resources and Administration	Senior Vice President - Strategy and Asset Management

Tonya Mater
Vice President and Chief Accounting Officer

Company Information

Corporate Headquarters	Trading Symbols
909 Walnut Street, Suite 200	Common Stock:
Kansas City, MO 64106	EPR
888-EPR-REIT	Preferred Stock:
www.eprkc.com	EPR-PrC
EPR-PrE
Stock Exchange Listing	EPR-PrF
New York Stock Exchange

Equity Research Coverage

Bank of America Merrill Lynch	Jeffrey Spector/Joshua Dennerlein	646-855-1363
Citi Global Markets	Michael Bilerman/Nick Joseph	212-816-4471
FBR & Co.	David Corak	703-312-1610
Janney Montgomery Scott	Rob Stevenson	646-840-3217
J.P. Morgan	Anthony Paolone	212-622-6682
Kansas City Capital Associates	Jonathan Braatz	816-932-8019
Keybanc Capital Markets	Jordan Sadler/Craig Mailman	917-368-2280
Ladenburg Thalmann	Daniel Donlan	212-409-2056
RBC Capital Markets	Michael Carroll/Wes Golladay	440-715-2649
Stifel	Simon Yarmak	443-224-1345

EPR Properties is followed by the analysts identified above.  Please note that any opinions, estimates, forecasts or recommendations regarding EPR Properties’ performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or recommendations of EPR Properties or its management.  EPR Properties does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

EPR Properties
Selected Financial Information
(Unaudited, dollars and shares in thousands)

	Three Months Ended December 31,		Year ended December 31,
Operating Information:	2016	2015	2016	2015
Revenue	$130,831	$111,988	$493,242	$421,017
Net income available to common shareholders of
EPR Properties	52,190	46,799	201,176	170,726
Adjusted EBITDA (1)(2)	113,835	97,962	428,408	366,114
Interest expense, net	26,834	20,792	97,144	79,915
Recurring principal payments	2,516	2,900	9,963	13,534
Capitalized interest	2,715	4,283	10,697	18,547
Straight-lined rental revenue	6,062	3,267	17,012	12,159
Dividends declared on preferred shares	5,951	5,951	23,806	23,806
Dividends declared on common shares	61,095	54,751	244,043	211,592
General and administrative expense	10,234	8,101	37,543	31,021

Balance Sheet Information:	December 31,
	2016	2015
Total assets	$4,865,022	$4,217,270
Accumulated depreciation	635,535	534,303
Total assets before accumulated depreciation (gross assets)	5,500,557	4,751,573
Cash and cash equivalents	19,335	4,283
Debt	2,485,625	1,981,920
Deferred financing costs, net	29,320	18,289
Net debt (2)	2,495,610	1,995,926
Equity	2,185,901	2,073,868
Common shares outstanding	63,647	60,824
Total market capitalization (using EOP closing price)	7,409,787	5,883,332
Net debt/total market capitalization	34%	34%
Net debt/gross assets	45%	42%
Net debt/Adjusted EBITDA (3)	5.48	5.09
Adjusted net debt/Annualized adjusted EBITDA (2)(4)(5)	5.37	n/a

(1) Includes discontinued operations.
(2) See pages 31 through 33 for definitions.
(3) Adjusted EBITDA is for the quarter times four. See pages 31 through 33 for definitions. See calculation on page 40.
(4) Adjusted net debt is net debt less 40% times property under development. See pages 31 through 33 for definitions.
(5) Annualized adjusted EBITDA is adjusted EBITDA for the quarter further adjusted for in-service projects, percentage rent and participating interest and other non-recurring items which is then multiplied times four. These calculations can be found on page 40 under the reconciliation of Adjusted EBITDA and Annualized Adjusted EBITDA. Amounts not calculated for periods prior to 2016. See pages 31 through 33 for definitions.

EPR Properties
Selected Balance Sheet Information
(Unaudited, dollars in thousands)

	4th Quarter 2016	3rd Quarter 2016	2nd Quarter 2016	1st Quarter 2016	4th Quarter 2015	3rd Quarter 2015
Assets
Rental properties:
Entertainment	$2,511,432	$2,483,321	$2,473,635	$2,369,351	$2,337,427	$2,309,413
Education	848,883	811,359	687,815	644,854	621,674	589,755
Recreation	715,323	650,350	600,183	608,393	600,401	551,660
Other	155,659	155,071	153,996	153,944	—	—
Less: accumulated depreciation	(635,535)	(609,103)	(583,848)	(562,195)	(534,303)	(511,949)
Land held for development	22,530	22,530	22,530	22,530	23,610	30,501
Property under development	297,110	263,026	301,605	266,574	378,920	374,533
Mortgage notes receivable: (1)
Entertainment	37,669	36,032	36,032	80,389	58,220	58,220
Education	243,315	70,609	63,828	61,963	79,584	80,230
Recreation	332,994	331,726	322,515	312,577	283,476	311,859
Other	—	2,511	2,500	2,500	2,500	5,021
Investment in a direct financing lease, net	102,698	189,152	188,386	191,720	190,880	190,029
Investment in joint ventures	5,972	6,159	5,955	5,869	6,168	6,439
Cash and cash equivalents	19,335	7,311	8,462	10,980	4,283	14,614
Restricted cash	9,744	20,463	16,614	23,428	10,578	21,949
Accounts receivable, net	98,939	81,217	62,061	62,403	59,101	56,006
Other assets	98,954	99,236	97,955	88,260	94,751	93,724
Total assets	$4,865,022	$4,620,970	$4,460,224	$4,343,540	$4,217,270	$4,182,004

Liabilities and Equity
Liabilities:
Accounts payable and accrued liabilities	$119,758	$101,019	$91,130	$77,523	$92,178	$98,736
Common dividends payable	20,367	20,361	20,360	20,269	18,401	17,896
Preferred dividends payable	5,951	5,951	5,952	5,952	5,951	5,951
Unearned rents and interest	47,420	55,636	49,798	56,627	44,952	51,996
Line of credit	—	200,000	347,000	217,000	196,000	196,000
Deferred financing costs, net	(29,320)	(18,885)	(16,829)	(17,494)	(18,289)	(19,101)
Other debt	2,514,945	2,067,461	1,768,094	1,796,625	1,804,209	1,841,455
Total liabilities	2,679,121	2,431,543	2,265,505	2,156,502	2,143,402	2,192,933
Equity:
Common stock and additional paid-in- capital	2,677,709	2,669,330	2,666,325	2,644,263	2,509,077	2,414,399
Preferred stock at par value	139	139	139	139	139	139
Treasury stock	(113,172)	(107,136)	(107,133)	(104,864)	(97,328)	(95,564)
Accumulated other comprehensive income	7,734	4,698	3,485	3,708	5,622	5,410
Distributions in excess of net income	(386,509)	(377,604)	(368,097)	(356,208)	(343,642)	(335,690)
EPR Properties shareholders' equity	2,185,901	2,189,427	2,194,719	2,187,038	2,073,868	1,988,694
Noncontrolling interests	—	—	—	—	—	377
Total equity	2,185,901	2,189,427	2,194,719	2,187,038	2,073,868	1,989,071
Total liabilities and equity	$4,865,022	$4,620,970	$4,460,224	$4,343,540	$4,217,270	$4,182,004

(1) Includes related accrued interest receivable.

EPR Properties
Selected Operating Data
(Unaudited, dollars in thousands)

	4th Quarter 2016	3rd Quarter 2016	2nd Quarter 2016	1st Quarter 2016	4th Quarter 2015	3rd Quarter 2015
Rental revenue and tenant reimbursements:
Entertainment	$69,147	$67,950	$65,149	$64,001	$63,823	$63,355
Education	22,971	19,905	17,717	17,182	16,552	13,990
Recreation	17,084	15,958	14,789	14,696	14,539	12,079
Other	2,290	2,290	2,291	1,764	—	—
Mortgage and other financing income:
Entertainment	1,260	1,294	1,481	2,152	1,781	1,782
Education (1)	7,311	7,319	7,178	10,731	7,566	7,479
Recreation	7,540	8,384	7,268	6,998	6,451	8,835
Other	1	34	34	34	63	97
Other income	3,227	2,476	2,126	1,210	1,213	718
Total revenue	$130,831	$125,610	$118,033	$118,768	$111,988	$108,335

Property operating expense	5,915	5,626	5,580	5,481	5,810	5,496
Other expense	—	—	—	5	115	221
General and administrative expense	10,234	9,091	9,000	9,218	8,101	7,482
Costs associated with loan refinancing or payoff	—	14	339	552	9	18
Interest expense, net	26,834	24,265	22,756	23,289	20,792	20,529
Transaction costs	2,988	2,947	1,490	444	700	783
Depreciation and amortization	28,351	27,601	25,666	25,955	24,915	23,498
Income before equity in income in joint ventures and other items	56,509	56,066	53,202	53,824	51,546	50,308
Equity in income from joint ventures	118	203	86	212	268	339
Gain (loss) on sale of real estate	1,430	1,615	2,270	—	—	(95)
Income tax benefit (expense)	84	(358)	(423)	144	936	(498)
Income from continuing operations	58,141	57,526	55,135	54,180	52,750	50,054
Discontinued operations:
Income from discontinued operations	—	—	—	—	—	141
Net income attributable to EPR Properties	58,141	57,526	55,135	54,180	52,750	50,195
Preferred dividend requirements	(5,951)	(5,951)	(5,952)	(5,952)	(5,951)	(5,951)
Net income available to common shareholders of EPR Properties	$52,190	$51,575	$49,183	$48,228	$46,799	$44,244

(1) Represents income from owned assets under a direct financing lease and 11 mortgage notes receivable.

EPR Properties
Funds From Operations and Funds From Operations as Adjusted
(Unaudited, dollars in thousands except per share information)

	4th Quarter 2016	3rd Quarter 2016	2nd Quarter 2016	1st Quarter 2016	4th Quarter 2015	3rd Quarter 2015
Funds From Operations ("FFO") (1):
Net income available to common shareholders of EPR Properties	$52,190	$51,575	$49,183	$48,228	$46,799	$44,244
Gain on sale of real estate (excluding land sale)	—	(549)	(2,270)	—	—	—
Real estate depreciation and amortization	28,179	27,147	25,216	25,507	24,480	23,071
Allocated share of joint venture depreciation	55	56	58	60	62	64
FFO available to common shareholders of EPR Properties	$80,424	$78,229	$72,187	$73,795	$71,341	$67,379

FFO available to common shareholders of EPR Properties	$80,424	$78,229	$72,187	$73,795	$71,341	$67,379
Add: Preferred dividends for Series C preferred shares	1,941	1,941	1,941	1,941	1,941	1,941
Diluted FFO available to common shareholders of EPR Properties	$82,365	$80,170	$74,128	$75,736	$73,282	$69,320

Funds From Operations as adjusted (1):
FFO available to common shareholders of EPR Properties	$80,424	$78,229	$72,187	$73,795	$71,341	$67,379
Costs associated with loan refinancing or payoff	—	14	339	552	9	18
Gain on insurance recovery (included in other income)	(847)	(1,825)	(1,523)	(489)	—	—
Termination fee included in gain on sale	—	549	2,270	—	—	—
Transaction costs	2,988	2,947	1,490	444	700	783
(Gain) loss on sale of land	(1,430)	(1,066)	—	—	—	95
Deferred income tax expense (benefit)	(401)	(44)	(18)	(602)	(1,366)	53
FFO as adjusted available to common shareholders of EPR Properties	$80,734	$78,804	$74,745	$73,700	$70,684	$68,328

FFO as adjusted available to common shareholders of EPR Properties	$80,734	$78,804	$74,745	$73,700	$70,684	$68,328
Add: Preferred dividends for Series C preferred shares	1,941	1,941	1,941	1,941	1,941	1,941
Diluted FFO as adjusted available to common shareholders of EPR Properties	$82,675	$80,745	$76,686	$75,641	$72,625	$70,269

FFO per common share attributable to EPR Properties:
Basic	$1.26	$1.23	$1.14	$1.18	$1.19	$1.16
Diluted	1.25	1.22	1.13	1.17	1.18	1.15
FFO as adjusted per common share attributable to EPR Properties:
Basic	$1.27	$1.24	$1.18	$1.18	$1.18	$1.18
Diluted	1.26	1.23	1.17	1.17	1.17	1.17
Shares used for computation (in thousands):
Basic	63,635	63,627	63,592	62,664	60,125	58,083
Diluted	63,716	63,747	63,678	62,744	60,205	58,278

Weighted average shares outstanding-diluted EPS	63,716	63,747	63,678	62,744	60,205	58,278
Effect of dilutive Series C preferred shares	2,044	2,036	2,045	2,038	2,029	2,022
Adjusted weighted-average shares outstanding-diluted	65,760	65,783	65,723	64,782	62,234	60,300

(1) See pages 31 through 33 for definitions.

EPR Properties
Adjusted Funds From Operations
(Unaudited, dollars in thousands except per share information)
	4th Quarter 2016	3rd Quarter 2016	2nd Quarter 2016	1st Quarter 2016	4th Quarter 2015	3rd Quarter 2015
Adjusted Funds from Operations ("AFFO") (1):
FFO available to common shareholders of EPR Properties	$80,424	$78,229	$72,187	$73,795	$71,341	$67,379
Adjustments:
Amortization of above/below market leases, net and tenant improvements	45	42	48	48	47	48
Transaction costs	2,988	2,947	1,490	444	700	783
Non-real estate depreciation and amortization	172	454	450	448	436	427
Deferred financing fees amortization	1,265	1,187	1,163	1,172	1,163	1,156
Costs associated with loan refinancing or payoff	—	14	339	552	9	18
Gain on insurance recovery (included in other income)	(847)	(1,825)	(1,523)	(489)	—	—
Termination fees included in gain on sale	—	549	2,270	—	—	—
Share-based compensation expense to management and trustees	2,882	2,778	2,739	2,765	2,290	2,161
Maintenance capital expenditures (2)	(2,409)	(805)	(1,859)	(1,141)	(1,501)	(897)
Straight-lined rental revenue	(6,062)	(4,597)	(3,264)	(3,089)	(3,267)	(2,738)
Non-cash portion of mortgage and other financing income	(862)	(962)	(1,017)	(928)	(1,009)	(2,042)
(Gain) loss on sale of land	(1,430)	(1,066)	—	—	—	95
Deferred income tax expense (benefit)	(401)	(44)	(18)	(602)	(1,366)	53
AFFO available to common shareholders of EPR Properties	$75,765	$76,901	$73,005	$72,975	$68,843	$66,443

AFFO available to common shareholders of EPR Properties	$75,765	$76,901	$73,005	$72,975	$68,843	$66,443
Add: Preferred dividends for Series C preferred shares	1,941	1,941	1,941	1,941	1,941	1,941
Diluted AFFO available to common shareholders of EPR Properties	$77,706	$78,842	$74,946	$74,916	$70,784	$68,384

Weighted average diluted shares outstanding (in thousands)	63,716	63,747	63,678	62,744	60,205	58,278
Effect of dilutive Series C preferred shares	2,044	2,036	2,045	2,038	2,029	2,022
Adjusted weighted-average shares outstanding-diluted	65,760	65,783	65,723	64,782	62,234	60,300

AFFO per diluted common share	$1.18	$1.20	$1.14	$1.16	$1.14	$1.13

Dividends declared per common share	$0.9600	$0.9600	$0.9600	$0.9600	$0.9075	$0.9075

AFFO payout ratio (3)	81%	80%	84%	83%	80%	80%

(1) See pages 31 through 33 for definitions.
(2) Includes maintenance capital expenditures and certain second generation tenant improvements and leasing commissions.
(3) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

EPR Properties
Capital Structure at December 31, 2016
(Unaudited, dollars in thousands)

Consolidated Debt

Principal Payments Due on Debt:

	Mortgages			Unsecured Credit Facility (2)	Unsecured Senior Notes
Year	Amortization	Maturities	Bonds/Term Loan/Other (1)			Total	Weighted Avg Interest Rate
2017	$5,506	$157,760	$—	$—	$—	$163,266	4.86%
2018	65	11,619	—	—	—	11,684	6.19%
2019	—	—	—	—	—	—	—%
2020	—	—	350,000	—	250,000	600,000	5.22%
2021	—	—	—	—	—	—	—%
2022	—	—	—	—	350,000	350,000	5.75%
2023	—	—	—	—	275,000	275,000	5.25%
2024	—	—	—	—	148,000	148,000	4.35%
2025	—	—	—	—	300,000	300,000	4.50%
2026	—	—	—	—	642,000	642,000	4.69%
2027	—	—	—	—	—	—	—%
Thereafter	—	—	24,995	—	—	24,995	0.76%
Less: deferred financing costs, net	—	—	—	—	—	(29,320)	—%
	$5,571	$169,379	$374,995	$—	$1,965,000	$2,485,625	4.96%

		Balance	Weighted Avg Interest Rate	Weighted Avg Maturity
Fixed rate secured debt		$174,950	4.95%	0.50
Fixed rate unsecured debt (1)		2,265,000	5.07%	6.88
Variable rate secured debt		24,995	0.76%	20.75
Variable rate unsecured debt		50,000	2.17%	3.31
Less: deferred financing costs, net		(29,320)	—%	—
Total		$2,485,625	4.96%	6.50

(1) Includes $300 million of term loan that has been fixed through interest rate swaps through April 5, 2019.

(2) Unsecured Credit Facility Summary:

		Balance		Rate
	Commitment	at 12/31/2016	Maturity	at 12/31/2016

	$650,000	$—	April 24, 2019	2.02%

Note: This facility has a one year extension available at the Company's option (solely with respect to the unsecured revolving credit portion of the facility) and includes an accordion feature in which the maximum borrowing amount under the combined unsecured revolving credit and term loan facility can be increased from $1.0 billion to $2.0 billion, in each case, subject to certain terms and conditions.

EPR Properties
Capital Structure at December 31, 2016 and 2015
(Unaudited, dollars in thousands)

Consolidated Debt (continued)

Summary of Debt:
	December 31, 2016	December 31, 2015

Mortgage note payable, 7.37%, paid in full on February 18, 2016	—	4,813
Note payable, 2.50%, paid in full on April 21, 2016	—	1,850
Mortgage notes payable, 6.37%, paid in full on May 2, 2016	—	24,754
Mortgage notes payable, 6.02%, paid in full on August 8, 2016	—	16,738
Mortgage notes payable, 6.10%, paid in full on September 1, 2016	—	22,235
Mortgage note payable, 6.06%, due March 1, 2017	8,615	9,381
Mortgage note payable, 6.07%, due April 6, 2017	9,331	9,667
Mortgage notes payable, 5.73%-5.95%, due May 1, 2017	30,486	31,603
Mortgage notes payable, 4.00%, due July 6, 2017	88,629	93,616
Mortgage note payable, 5.29%, due July 8, 2017	3,298	3,455
Mortgage notes payable, 5.86% due August 1, 2017	22,139	22,931
Mortgage note payable, 6.19%, due February 1, 2018	12,452	13,171
Unsecured revolving variable rate credit facility, LIBOR + 1.25%, due April 24, 2019	—	196,000
Unsecured term loan payable, LIBOR + 1.40%, $300,000 fixed through interest rate swaps at a blended rate of 3.09% through April 5, 2019, due April 24, 2020	350,000	350,000
Senior unsecured notes payable, 7.75%, due July 15, 2020	250,000	250,000
Senior unsecured notes payable, 5.75%, due August 15, 2022	350,000	350,000
Senior unsecured notes payable, 5.25%, due July 15, 2023	275,000	275,000
Senior unsecured notes payable, 4.35%, due August 22, 2024	148,000	—
Senior unsecured notes payable, 4.50%, due April 1, 2025	300,000	300,000
Senior unsecured notes payable, 4.56%, due August 22, 2026	192,000	—
Senior unsecured notes payable, 4.75%, due December 15, 2026	450,000	—
Bonds payable, variable rate, due October 1, 2037	24,995	24,995
Less: deferred financing costs, net	(29,320)	(18,289)
Total debt	$2,485,625	$1,981,920

EPR Properties
Capital Structure
Senior Notes

Senior Debt Ratings as of December 31, 2016

Moody's	Baa2 (stable)
Fitch	BBB- (stable)
Standard and Poor's	BBB- (positive)

Summary of Covenants

The Company has outstanding senior unsecured notes with fixed interest rates of 4.50%, 4.75%, 5.25%, 5.75% and 7.75%. Interest on these notes is paid semiannually. These senior unsecured notes contain various covenants, including: (i) a limitation on incurrence of any debt that would cause the Company's debt to adjusted total assets ratio to exceed 60%; (ii) a limitation on incurrence of any secured debt which would cause the Company’s secured debt to adjusted total assets ratio to exceed 40%; (iii) a limitation on incurrence of any debt which would cause the Company’s debt service coverage ratio to be less than 1.5 times; and (iv) the maintenance at all times of total unencumbered assets not less than 150% of the Company’s outstanding unsecured debt.

The following is a summary of the key financial covenants for the Company's 4.50%, 4.75%, 5.25%, 5.75% and 7.75% senior unsecured notes, as defined and calculated per the terms of the notes. These calculations, which are not based on U.S. generally accepted accounting principles, or GAAP, measurements, are presented to investors to show the Company's ability to incur additional debt under the terms of the senior unsecured notes only and are not measures of the Company's liquidity or performance. The actual amounts as of December 31, 2016 and September 30, 2016 are:

		Actual	Actual
Note Covenants	Required	4th Quarter 2016 (1)	3rd Quarter 2016 (1)
Limitation on incurrence of total debt (Total Debt/Total Assets)	≤ 60%	46%	44%
Limitation on incurrence of secured debt (Secured Debt/Total Assets)	≤ 40%	4%	4%
Debt service coverage (Consolidated Income Available for Debt Service/Annual Debt Service)	≥ 1.5 x	3.8x	4.0x
Maintenance of total unencumbered assets (Unencumbered Assets/Unsecured Debt)	≥ 150% of unsecured debt	212%	225%

(1) See page 14 for detailed calculations.

Note: The above excludes the private placement notes.

EPR Properties
Capital Structure
Senior Notes
(Unaudited, dollars in thousands)

Covenant Calculations

Total Assets:	December 31, 2016		Total Debt:		December 31, 2016
Total Assets per balance sheet	$4,865,022		Secured debt obligations		$199,945
Add: accumulated depreciation	635,535		Unsecured debt obligations:
Less: intangible assets	(14,779)		Unsecured debt		2,315,000
Total Assets	$5,485,778		Outstanding letters of credit		5,000
			Guarantees		24,929
			Derivatives at fair market value, net, if liability		—
			Total unsecured debt obligations:		2,344,929
Total Unencumbered Assets:	December 31, 2016		Total Debt		$2,544,874
Unencumbered real estate assets, gross	$4,632,702
Cash and cash equivalents	19,335
Land held for development	22,530
Property under development	297,110
Total Unencumbered Assets	$4,971,677

Consolidated Income Available for Debt Service:	4th Quarter 2016	3rd Quarter 2016	2nd Quarter 2016	1st Quarter 2016	Trailing Twelve Months
Adjusted EBITDA (1)	$113,835	$109,068	$101,930	$103,575	$428,408
Less: straight-line rental revenue	(6,062)	(4,597)	(3,264)	(3,089)	(17,012)
Consolidated Income Available for Debt Service	$107,773	$104,471	$98,666	$100,486	$411,396

Annual Debt Service:
Interest expense, gross	$29,549	$27,196	$25,516	$25,580	$107,841
Less: deferred financing fees amortization	(1,265)	(1,187)	(1,163)	(1,172)	(4,787)
Annual Debt Service	$28,284	$26,009	$24,353	$24,408	$103,054

Debt Service Coverage	3.8	4.0	4.1	4.1	4.0

(1) Includes discontinued operations.

EPR Properties
Capital Structure at December 31, 2016
(Unaudited, dollars in thousands except share information)

Equity

Security	Shares Issued and Outstanding	Price per share at December 31, 2016	Liquidation Preference	Dividend Rate	Convertible	Conversion Ratio at December 31, 2016	Conversion Price at December 31, 2016

Common shares	63,647,081	$71.77	N/A	(1)	N/A	N/A	N/A
Series C	5,399,050	$28.46	$134,976	5.750%	Y	0.3785	66.05
Series E	3,450,000	$35.88	$86,250	9.000%	Y	0.4569	54.72
Series F	5,000,000	$25.13	$125,000	6.625%	N	N/A	N/A

Calculation of Total Market Capitalization:

Common shares outstanding at December 31, 2016 multiplied by closing price at December 31, 2016				$4,567,951
Aggregate liquidation value of Series C preferred shares (2)				134,976
Aggregate liquidation value of Series E preferred shares (2)				86,250
Aggregate liquidation value of Series F preferred shares (2)				125,000
Net debt at December 31, 2016 (3)				2,495,610
Total consolidated market capitalization				$7,409,787

(1) Total monthly dividends declared in the fourth quarter of 2016 were $0.96 per share.
(2) Excludes accrued unpaid dividends at December 31, 2016.
(3) See pages 31 through 33 for definitions.

EPR Properties
Summary of Ratios
(Unaudited)

	4th Quarter 2016	3rd Quarter 2016	2nd Quarter 2016	1st Quarter 2016	4th Quarter 2015	3rd Quarter 2015
Net debt to total market capitalization	34%	30%	28%	30%	34%	37%

Net debt to gross assets	45%	43%	42%	41%	42%	43%

Net debt/Adjusted EBITDA (1)(2)	5.48	5.18	5.17	4.81	5.09	5.31

Adjusted net debt/Annualized adjusted EBITDA (3)(4)	5.37	5.08	4.89	4.76	n/a	n/a

Interest coverage ratio (5)	3.7	3.9	4.0	4.0	3.9	3.7

Fixed charge coverage ratio (5)	3.1	3.2	3.2	3.3	3.1	3.0

Debt service coverage ratio (5)	3.4	3.6	3.6	3.7	3.5	3.3

FFO payout ratio (6)	77%	79%	85%	82%	77%	79%

FFO as adjusted payout ratio (7)	76%	78%	82%	81%	78%	78%

AFFO payout ratio (8)	81%	80%	84%	83%	80%	80%

(1) See pages 31 through 33 for definitions.
(2) Adjusted EBITDA is for the quarter times four. See calculation on page 40.
(3) Adjusted net debt is net debt less 40% times property under development. See pages 31 through 33 for definitions.
(4) Annualized adjusted EBITDA is Adjusted EBITDA for the quarter further adjusted for in-service projects, percentage rent and participating interest and other non-recurring items which is then multiplied times four. These calculations can be found on page 40 under the reconciliation of Adjusted EBITDA and Annualized Adjusted EBITDA. Amounts not calculated for periods prior to 2016. See pages 31 through 33 for definitions.

(5) See page 17 for detailed calculation.
(6) FFO payout ratio is calculated by dividing dividends declared per common share by FFO per diluted common share.
(7) FFO as adjusted payout ratio is calculated by dividing dividends declared per common share by FFO as adjusted per diluted common share.
(8) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

EPR Properties
Calculation of Interest, Fixed Charge and Debt Service Coverage Ratios
(Unaudited, dollars in thousands)

	4th Quarter 2016	3rd Quarter 2016	2nd Quarter 2016	1st Quarter 2016	4th Quarter 2015	3rd Quarter 2015
Interest Coverage Ratio (1):
Net income	$58,141	$57,526	$55,135	$54,180	$52,750	$50,195
Transaction costs	2,988	2,947	1,490	444	700	783
Interest expense, gross	29,549	27,196	25,516	25,580	25,076	25,300
Depreciation and amortization	28,351	27,601	25,666	25,955	24,915	23,498
Share-based compensation expense
to management and trustees	2,882	2,778	2,739	2,765	2,290	2,161
Costs associated with loan refinancing
or payoff	—	14	339	552	9	18
Interest cost capitalized	(2,715)	(2,931)	(2,760)	(2,291)	(4,283)	(4,771)
Straight-line rental revenue	(6,062)	(4,597)	(3,264)	(3,089)	(3,267)	(2,738)
(Gain) loss on sale of real estate	(1,430)	(1,615)	(2,270)	—	—	95
Gain on insurance recovery	(847)	(1,825)	(1,523)	(489)	—	—
Deferred income tax expense (benefit)	(401)	(44)	(18)	(602)	(1,366)	53
Interest coverage amount	$110,456	$107,050	$101,050	$103,005	$96,824	$94,594

Interest expense, net	$26,834	$24,265	$22,756	$23,289	$20,792	$20,529
Interest income	—	—	—	—	1	—
Interest cost capitalized	2,715	2,931	2,760	2,291	4,283	4,771
Interest expense, gross	$29,549	$27,196	$25,516	$25,580	$25,076	$25,300

Interest coverage ratio	3.7	3.9	4.0	4.0	3.9	3.7

Fixed Charge Coverage Ratio (1):
Interest coverage amount	$110,456	$107,050	$101,050	$103,005	$96,824	$94,594

Interest expense, gross	$29,549	$27,196	$25,516	$25,580	$25,076	$25,300
Preferred share dividends	5,951	5,951	5,952	5,952	5,951	5,951
Fixed charges	$35,500	$33,147	$31,468	$31,532	$31,027	$31,251

Fixed charge coverage ratio	3.1	3.2	3.2	3.3	3.1	3.0

Debt Service Coverage Ratio (1):
Interest coverage amount	$110,456	$107,050	$101,050	$103,005	$96,824	$94,594

Interest expense, gross	$29,549	$27,196	$25,516	$25,580	$25,076	$25,300
Recurring principal payments	2,516	2,551	2,298	2,598	2,900	3,363
Debt service	$32,065	$29,747	$27,814	$28,178	$27,976	$28,663

Debt service coverage ratio	3.4	3.6	3.6	3.7	3.5	3.3

(1) See pages 31 through 33 for definitions. Amounts above include the impact of discontinued operations, which is separately classified in the income statement. See Appendix on pages 34 through 40 for reconciliations of certain non-GAAP financial measures.

EPR Properties
Summary of Mortgage Notes Receivable
(Unaudited, dollars in thousands)

Summary of Mortgage Notes Receivable

	Operating Segment	December 31, 2016	December 31, 2015
Mortgage note and related accrued interest receivable, 9.50%, paid in full January 5, 2016	Education	$—	$19,944
Mortgage note and related accrued interest receivable, 9.75%, paid in full April 22, 2016	Entertainment	—	22,188
Mortgage note, 5.50%, paid in full October 11, 2016	Other	—	2,500
Mortgage note and related accrued interest receivable, 9.00%, due March 11, 2017	Education	1,454	1,454
Mortgage note and related accrued interest receivable, 9.00%, due July 31, 2017	Education	1,375	1,257
Mortgage note and related accrued interest receivable, 7.00%, due October 19, 2018	Entertainment	1,637	—
Mortgage notes, 7.00% to 10.00%, due May 1, 2019	Recreation	164,743	164,543
Mortgage note, 7.00%, due December 20, 2021	Education	70,304	—
Mortgage note and related accrued interest receivable, 7.85%, due December 28, 2026	Recreation	5,635	—
Mortgage note and related accrued interest receivable, 10.65%, due June 28, 2032	Entertainment	36,032	36,032
Mortgage note and related accrued interest receivable, 9.00%, due December 31, 2032	Education	5,327	5,469
Mortgage notes and related accrued interest receivable, 9.50%, due April 30, 2033	Education	30,849	30,680
Mortgage note and related accrued interest receivable, 10.25%, due June 30, 2033	Education	3,508	3,488
Mortgage note, 11.31%, due July 1, 2033	Recreation	12,530	12,781
Mortgage note and related accrued interest receivable, 8.71%, due June 30, 2034	Education	7,230	4,900
Mortgage note and related accrued interest receivable, 9.50%, due August 31, 2034	Education	12,473	12,392
Mortgage note and related accrued interest receivable, 11.10%, due December 1, 2034	Recreation	51,250	51,450
Mortgage notes, 10.28%, due December 1, 2034	Recreation	37,562	37,562
Mortgage note, 10.72%, due December 1, 2034	Recreation	4,550	4,550
Mortgage note, 8.00%, due January 5, 2036	Recreation	21,000	—
Mortgage note, 10.25%, due May 31, 2036	Recreation	17,505	9,147
Mortgage note and related accrued interest receivable, 9.75%, due July 28, 2036	Recreation	18,219	3,443
Mortgage note and related accrued interest receivable, 9.75%, due July 31, 2036	Education	6,083	—
Mortgage note, 9.75%, due December 31, 2036	Education	4,712	—
Mortgage notes, 7.25%, due November 30, 2041	Education	100,000	—
Total mortgage notes and related accrued interest receivable		$613,978	$423,780

Payments Due on Mortgage Notes Receivable

		As of December 31, 2016
Year:
2017		$5,084
2018		2,546
2019		163,874
2020		1,143
2021		71,569
Thereafter		369,762
Total		$613,978

EPR Properties
Capital Spending and Disposition Summaries
(Unaudited, dollars in thousands)
2016 Capital Spending	Location	Operating Segment	Capital Spending Three Months Ended December 31, 2016	Capital Spending Year Ended December 31, 2016
Development and redevelopment of megaplex theatres	various	Entertainment	$32,627	$64,194
Acquisition of megaplex theatres	various	Entertainment	22,392	133,410
Development of other entertainment and retail projects	various	Entertainment	11,236	29,891
Acquisition of family entertainment center	Marietta, GA	Entertainment	—	14,988
Investment in mortgage note receivable for entertainment retail center	Charlotte, NC	Entertainment	—	22,000
Investment in mortgage note receivable for megaplex theatre	Houston, TX	Entertainment	1,618	1,618
Investment in mortgage notes receivable for public charter schools	various	Education	2,736	13,915
Investment in mortgage notes receivable for early childhood education and private schools	various	Education	100,000	100,000
Development of public charter school properties	various	Education	11,459	76,913
Acquisition and development of early childhood education centers	various	Education	33,612	120,604
Acquisition and development of private school properties	various	Education	3,547	27,227
Development of Topgolf golf entertainment facilities	various	Recreation	38,577	143,104
Investment in mortgage note receivable for ski resort	Hunter, NY	Recreation	—	21,000
Additions to mortgage note and notes receivable for development of excess land at Schlitterbahn waterpark	various	Recreation	1,190	1,390
Investment in mortgage note receivable for fitness facility	Omaha, NE	Recreation	5,630	5,630
Development of Camelback Mountain Resort	Tannersville, PA	Recreation	43	3,489
Development of waterpark	Powells Point, NC	Recreation	4,781	4,781
Redevelopment of ski properties	various	Recreation	5,762	13,098
Investment in waterpark hotel for casino and resort project	Sullivan County, NY	Recreation	2,345	5,853
Investment in casino and resort project	Sullivan County, NY	Other	590	1,903
Total investment spending			$278,145	$805,008
Infrastructure spending for casino and resort project (1)	Sullivan County, NY	Other	—	17,111
Other capital acquisitions, net	various	n/a	1,856	4,983
Total capital spending			$280,001	$827,102

2016 Dispositions and Mortgage Note Payoffs	Location	Date of Disposition or Payoff	Net Proceeds
Mortgage note payoff of public charter school property	Washington D.C.	January 2016	19,320
Sale of public charter school property	Highlands Ranch, CO	April 2016	11,209
Mortgage note payoff of entertainment retail center	Charlotte, NC	April 2016	44,000
Sale of public charter school property	Loveland, CO	August 2016	5,433
Sales of public charter school properties classified as investment in a direct financing lease	various	various	91,256
Sales of land	various	various	7,218
Mortgage notes payoff	various	various	8,000

(1) In June 2016, the Sullivan County Infrastructure Local Development Corporation issued $110.0 million of Series 2016 Revenue Bonds which will fund construction costs for infrastructure improvements related to the Adelaar Resort. The Company received an initial reimbursement of $43.4 million of construction costs and expects to receive an additional $44.9 million of reimbursements over the balance of the construction period. Construction of infrastructure improvements is expected to be completed in 2018.

EPR Properties
Property Under Development - Investment Spending Estimates at December 31, 2016 (1)
(Unaudited, dollars in thousands)

	December 31, 2016		Owned Build-to-Suit Spending Estimates
	Property Under Development	# of Projects	1st Quarter 2017	2nd Quarter 2017	3rd Quarter 2017	4th Quarter 2017	Thereafter	Total Expected Cost (2)	% Leased
Entertainment	$60,721	18	$27,712	$20,441	$14,877	$10,000	$8,218	$141,969	100%
Education	93,563	18	34,803	19,750	18,450	16,300	1,373	184,239	100%
Recreation (3)	98,371	8	32,204	48,063	44,875	31,313	63,050	317,876	100%
Total Build-to-Suit	252,655	44	$94,719	$88,254	$78,202	$57,613	$72,641	$644,084
Non Build-to-Suit Development	38,753
Adelaar	5,702
Total Property Under Development	$297,110

		December 31, 2016	Owned Build-to-Suit In-Service Estimates
		# of Projects	1st Quarter 2017	2nd Quarter 2017	3rd Quarter 2017	4th Quarter 2017	Thereafter	Total In-Service (2)	Actual In-Service 4th Quarter 2016
Entertainment		18	$8,281	$24,567	$53,791	$28,274	$27,056	$141,969	$12,672
Education		18	31,495	65,694	36,467	11,423	39,160	184,239	28,767
Recreation		8	22,734	6,989	84,800	29,353	174,000	317,876	49,538
Total Build-to-Suit		44	$62,510	$97,250	$175,058	$69,050	$240,216	$644,084	$90,977

	December 31, 2016		Mortgage Build-to-Suit Spending Estimates
	Mortgage Notes Receivable	# of Projects	1st Quarter 2017	2nd Quarter 2017	3rd Quarter 2017	4th Quarter 2017	Thereafter	Total Expected Cost (2)
Entertainment	$1,637	1	$2,243	$2,994	$998	$—	$—	$7,872
Education	18,025	3	2,794	2,600	—	—	—	23,419
Recreation	—	—	—	—	—	—	—	—
Total Build-to-Suit Mortgage Notes	19,662	4	$5,037	$5,594	$998	$—	$—	$31,291
Non Build-to-Suit Mortgage Notes	594,316
Total Mortgage Notes Receivable	$613,978

(1) This schedule includes only those properties for which the Company has closed on a contract (lease or mortgage) and commenced construction as of December 31, 2016.
(2) "Total Expected Cost" and "Total In-Service" each reflect the total capital costs expected to be funded by the Company through completion (including capitalized interest or accrued interest as applicable).

(3) Recreation includes costs related to waterpark hotel at Adelaar.
Note: This schedule includes future estimates for which the Company can give no assurance as to timing or amounts. Development projects have risks. See Item 1A - "Risk Factors" in the Company's most recent Annual Report on Form 10-K and, to the extent applicable, the Company's Quarterly Reports on Form 10-Q.

EPR Properties
Financial Information by Segment
For the Three Months Ended December 31, 2016
(Unaudited, dollars in thousands)

	Entertainment	Education	Recreation	Other	Subtotal	Corporate/Unallocated	Consolidated
Rental revenue	$65,129	$22,971	$17,084	$2,290	$107,474	$—	$107,474
Tenant reimbursements	4,018	—	—	—	4,018	—	4,018
Other income	27	1,648	847	—	2,522	705	3,227
Mortgage and other financing income	1,260	7,311	7,540	1	16,112	—	16,112
Total revenue	70,434	31,930	25,471	2,291	130,126	705	130,831

Property operating expense	5,488	—	—	243	5,731	184	5,915
Total investment expenses	5,488	—	—	243	5,731	184	5,915
General and administrative expense	—	—	—	—	—	10,234	10,234
Less: gain on insurance recovery (1)	—	—	847	—	847	—	847
Adjusted EBITDA (2)	$64,946	$31,930	$24,624	$2,048	$123,548	$(9,713)	$113,835
	52%	26%	20%	2%	100%

Reconciliation to Consolidated Statements of Income:
Interest expense, net						(26,834)	(26,834)
Transaction costs						(2,988)	(2,988)
Depreciation and amortization						(28,351)	(28,351)
Equity in income from joint ventures						118	118
Gain on sale of real estate						1,430	1,430
Income tax benefit						84	84
Gain on insurance recovery (1)						847	847
Net income attributable to EPR Properties							58,141
Preferred dividend requirements						(5,951)	(5,951)
Net income available to common shareholders of EPR Properties							$52,190

(1) Included in other income. See reconciliation on page 40.
(2) See pages 31 through 33 for definitions.

EPR Properties
Financial Information by Segment
For the Year Ended December 31, 2016
(Unaudited, dollars in thousands)

	Entertainment	Education	Recreation	Other	Subtotal	Corporate/Unallocated	Consolidated
Rental revenue	$250,659	$77,768	$62,527	$8,635	$399,589	$—	$399,589
Tenant reimbursements	15,588	7	—	—	15,595	—	15,595
Other income	249	1,648	4,482	—	6,379	2,660	9,039
Mortgage and other financing income	6,187	32,539	30,190	103	69,019	—	69,019
Total revenue	272,683	111,962	97,199	8,738	490,582	2,660	493,242

Property operating expense	21,303	—	8	662	21,973	629	22,602
Other expense	—	—	—	5	5	—	5
Total investment expenses	21,303	—	8	667	21,978	629	22,607
General and administrative expense	—	—	—	—	—	37,543	37,543
Less: gain on insurance recovery (1)	202	—	4,482	—	4,684	—	4,684
Adjusted EBITDA (2)	$251,178	$111,962	$92,709	$8,071	$463,920	$(35,512)	$428,408
	54%	24%	20%	2%	100%

Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff						(905)	(905)
Interest expense, net						(97,144)	(97,144)
Transaction costs						(7,869)	(7,869)
Depreciation and amortization						(107,573)	(107,573)
Equity in income from joint ventures						619	619
Gain on sale of real estate						5,315	5,315
Income tax expense						(553)	(553)
Gain on insurance recovery (1)						4,684	4,684
Net income attributable to EPR Properties							224,982
Preferred dividend requirements						(23,806)	(23,806)
Net income available to common shareholders of EPR Properties							$201,176

(1) Included in other income. See reconciliation on page 40.
(2) See pages 31 through 33 for definitions.

EPR Properties
Financial Information by Segment
For the Three Months Ended December 31, 2015
(Unaudited, dollars in thousands)

	Entertainment	Education	Recreation	Other	Subtotal	Corporate/Unallocated	Consolidated
Rental revenue	$59,489	$16,552	$14,539	$—	$90,580	$—	$90,580
Tenant reimbursements	4,334	—	—	—	4,334	—	4,334
Other income	8	—	—	1	9	1,204	1,213
Mortgage and other financing income	1,781	7,566	6,451	63	15,861	—	15,861
Total revenue	65,612	24,118	20,990	64	110,784	1,204	111,988

Property operating expense	5,721	—	—	89	5,810	—	5,810
Other expense	—	—	—	115	115	—	115
Total investment expenses	5,721	—	—	204	5,925	—	5,925
General and administrative expense	—	—	—	—	—	8,101	8,101
Adjusted EBITDA (1)	$59,891	$24,118	$20,990	$(140)	$104,859	$(6,897)	$97,962
	57%	23%	20%	—%	100%

Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff						(9)	(9)
Interest expense, net						(20,792)	(20,792)
Transaction costs						(700)	(700)
Depreciation and amortization						(24,915)	(24,915)
Equity in income from joint ventures						268	268
Income tax benefit						936	936
Net income attributable to EPR Properties							52,750
Preferred dividend requirements						(5,951)	(5,951)
Net income available to common shareholders of EPR Properties							$46,799

(1) See pages 31 through 33 for definitions.

EPR Properties
Financial Information by Segment
For the Year Ended December 31, 2015
(Unaudited, dollars in thousands)

	Entertainment	Education	Recreation	Other	Subtotal	Corporate/Unallocated	Consolidated
Rental revenue	$238,896	$51,439	$40,551	$—	$330,886	$—	$330,886
Tenant reimbursements	16,343	—	—	(23)	16,320	—	16,320
Other income	512	—	—	119	631	2,998	3,629
Mortgage and other financing income	7,127	30,622	32,080	353	70,182	—	70,182
Total revenue	262,878	82,061	72,631	449	418,019	2,998	421,017

Property operating expense	23,120	—	—	313	23,433	—	23,433
Other expense	—	—	—	648	648	—	648
Total investment expenses	23,120	—	—	961	24,081	—	24,081
General and administrative expense	—	—	—	—	—	31,021	31,021
Adjusted EBITDA - continuing operations (1)	$239,758	$82,061	$72,631	$(512)	$393,938	$(28,023)	$365,915
Adjusted EBITDA - discontinued operations (1)	—	—	—	—	—	199	199
Adjusted EBITDA (1)	$239,758	$82,061	$72,631	$(512)	$393,938	$(27,824)	$366,114
	61%	21%	18%	—%	100%

Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff						(270)	(270)
Interest expense, net						(79,915)	(79,915)
Transaction costs						(7,518)	(7,518)
Retirement severance expense						(18,578)	(18,578)
Depreciation and amortization						(89,617)	(89,617)
Equity in income from joint ventures						969	969
Gain on sale of real estate						23,829	23,829
Income tax expense (2)						(482)	(482)
Net income attributable to EPR Properties							194,532
Preferred dividend requirements						(23,806)	(23,806)
Net income available to common shareholders of EPR Properties							$170,726

(1) See pages 31 through 33 for definitions.
(2) Includes discontinued operations.

EPR Properties
Total Investment by Segment
As of December 31, 2016 and 2015
(Unaudited, dollars in thousands)

	As of December 31, 2016
	Entertainment	Education	Recreation	Other	Consolidated
Rental properties, net of accumulated depreciation	$1,957,586	$805,967	$676,550	$155,659	$3,595,762
Add back accumulated depreciation on rental properties	553,846	42,916	38,773	—	635,535
Land held for development	4,457	1,258	—	16,815	22,530
Property under development	87,670	105,366	98,371	5,701	297,108
Mortgage notes and related accrued interest receivable, net	37,669	243,315	332,994	—	613,978
Investment in a direct financing lease, net	—	102,698	—	—	102,698
Investment in joint ventures	5,972	—	—	—	5,972
Intangible assets, gross (1)	28,597	190	—	—	28,787
Notes receivable and related accrued interest receivable, net (1)	1,987	1,588	1,190	—	4,765
Total investments (2)	$2,677,784	$1,303,298	$1,147,878	$178,175	$5,307,135
% of total investments	50%	25%	22%	3%	100%

	As of December 31, 2015
	Entertainment	Education	Recreation	Other	Consolidated
Rental properties, net of accumulated depreciation	$1,849,604	$597,795	$577,800	$—	$3,025,199
Add back accumulated depreciation on rental properties	487,823	23,879	22,601	—	534,303
Land held for development	4,457	1,258	—	17,895	23,610
Property under development	23,625	112,794	59,453	183,048	378,920
Mortgage notes and related accrued interest receivable, net	58,220	79,584	283,476	2,500	423,780
Investment in a direct financing lease, net	—	190,880	—	—	190,880
Investment in joint ventures	6,168	—	—	—	6,168
Intangible assets, gross (1)	20,715	—	—	—	20,715
Notes receivable and related accrued interest receivable, net (1)	2,228	—	—	—	2,228
Total investments (2)	$2,452,840	$1,006,190	$943,330	$203,443	$4,605,803
% of total investments	53%	22%	21%	4%	100%

(1) Included in other assets in the consolidated balance sheets as of December 31, 2016 and 2015 in the Company's Annual Report on Form 10-K. Reconciliation is as follows:

	12/31/2016	12/31/2015
Intangible assets, gross	$28,787	$20,715
Less: accumulated amortization on intangible assets	(14,008)	(12,079)
Notes receivable and related accrued interest receivable, net	4,765	2,228
Prepaid expenses and other current assets	79,410	83,887
Total other assets	$98,954	$94,751

(2) See pages 31 through 33 for definitions.

EPR Properties
Lease Expirations
As of December 31, 2016
(Unaudited, dollars in thousands)

	Megaplex Theatres				Education Portfolio				Recreation Portfolio
Year	Total Number of Properties		Rental Revenue for the Year Ended December 31, 2016 (1)	% of Total Revenue	Total Number of Properties		Financing Income/Rental Revenue for the Year Ended December 31, 2016	% of Total Revenue	Total Number of Properties	Rental Revenue for the Year Ended December 31, 2016	% of Total Revenue

2017	3		$8,409	2%	1		$1,810	1%	—	$—	—%
2018	15		25,493	5%	1		190	—%	—	—	—%
2019	3		7,877	2%	—		—	—%	—	—	—%
2020	4		7,517	2%	—		—	—%	—	—	—%
2021	8		10,898	2%	—		—	—%	—	—	—%
2022	13		24,086	5%	—		—	—%	—	—	—%
2023	6		11,631	2%	—		—	—%	—	—	—%
2024	13		25,837	5%	—		—	—%	—	—	—%
2025	5		10,920	2%	—		—	—%	—	—	—%
2026	8		12,580	2%	—		—	—%	—	—	—%
2027	15	(2)	19,006	4%	—		—	—%	1	2,896	1%
2028	5		7,447	2%	—		—	—%	—	—	—%
2029	19	(3)	23,543	5%	—		—	—%	—	—	—%
2030	5		8,462	2%	—		—	—%	—	—	—%
2031	11	(4)	13,514	3%	12	(5)	7,206	1%	—	—	—%
2032	3		2,097	—%	12	(6)	16,875	3%	3	4,506	1%
2033	6		4,370	1%	10	(7)	9,420	2%	1	1,676	—%
2034	2		1,977	—%	14		24,175	5%	6	15,342	3%
2035	2		2,297	—%	24	(8)	20,425	4%	11	40,160	8%
2036	2		850	—%	14		9,814	2%	4	2,110	1%
Thereafter	—		—	—	3		992	—%	—	—	—%
	148		$228,811	46%	91		$90,907	18%	26	$66,690	14%

Note: This schedule relates to owned megaplex theatres, public charter schools, early education centers, private schools, ski areas and golf entertainment complexes only, which together represent approximately 78% of total revenue for the year ended December 31, 2016. This schedule excludes properties under construction, land held for development and investments in mortgage notes receivable.

(1) Consists of rental revenue and tenant reimbursements.
(2) Eleven of these theatre properties are leased under a master lease.
(3) Fifteen of these theatre properties are leased under a master lease.
(4) Four of these theatre properties are leased under a master lease and five of these theatre properties are leased under a separate master lease.
(5) Four of these education properties are leased under a master lease to Imagine.
(6) Four of these education properties are leased under a master lease to Imagine.
(7) Three of these education properties are leased under a master lease to Imagine.
(8) One of these education properties are leased under a master lease to Imagine.

EPR Properties
Top Ten Customers by Revenue from Continuing Operations
(Unaudited, dollars in thousands)

			Total Revenue For The		Total Revenue For The
			Three Months Ended	Percentage of	Year Ended	Percentage of
	Customers	Asset Type	December 31, 2016	Total Revenue	December 31, 2016	Total Revenue

1.	AMC Theatres (1)	Entertainment	$29,445	23%	$111,684	23%
2.	Topgolf	Recreation	11,976	9%	41,540	8%
3.	Regal Entertainment Group	Entertainment	11,025	8%	43,215	9%
4.	Cinemark	Entertainment	8,739	7%	34,334	7%
5.	Imagine Schools	Education	5,719	4%	22,932	4%
6.	Camelback Resort	Recreation	4,842	4%	19,024	4%
7.	Basis Independent Schools	Education	4,520	3%	12,952	3%
8.	Children's Learning Adventure	Education	3,792	3%	12,433	2%
9.	Southern Theatres	Entertainment	3,417	3%	13,331	3%
10.	Peak Resorts	Recreation	3,298	2%	12,983	3%

	Total		$86,773	66%	$324,428	66%

(1) On December 21, 2016, American Multi-Cinema, Inc. (AMC) announced that it closed its acquisition of Carmike Cinemas Inc. (Carmike). The total revenue above is the total revenues derived from rental payments from Carmike and AMC.

EPR Properties
Net Asset Value (NAV) Components
As of December 31, 2016
(Unaudited, dollars and shares in thousands)

Annualized Cash Net Operating Income (NOI) Run Rate (for NAV calculations) (1)
	Owned	Financed	Total
Megaplex	$208,592	$1,260	$209,852
ERC's/Retail	44,320	—	44,320
Other Entertainment	4,520	3,812	8,332
Entertainment	257,432	5,072	262,504

Public Charter Schools	41,400	21,536	62,936
Early Childhood Education	17,520	3,892	21,412
Private Schools	19,212	3,356	22,568
Education	78,132	28,784	106,916

Ski Areas	9,568	11,880	21,448
Waterparks	15,828	14,296	30,124
Golf Entertainment Complexes	43,668	5,556	49,224
Other Recreation	—	444	444
Recreation	69,064	32,176	101,240

Annualized cash NOI run rate	$404,628	$66,032	$470,660

Other NAV Components
Assets		Liabilities
Property under development	$297,110	Long-term debt (2)		$2,514,945
Land held for development	22,530	Series E liquidation value		86,250
Adelaar land in-service	155,659	Series F liquidation value		125,000
Investment in joint ventures	5,972	Accounts payable and accrued liabilties		119,758
Cash and cash equivalents	19,335	Preferred dividends payable		5,951
Restricted cash	9,744	Unearned rents and interest (4)		9,501
Accounts receivable, net (3)	31,321
Prepaid expenses and other current assets (5)	68,462

Shares
Common shares outstanding	63,647
Effect of dilutive securities - share options	93
Effect of dilutive Series C preferred shares	2,044
Diluted shares outstanding	65,784

(1) See pages 31 through 33 for definitions and see Appendix on pages 34 through 40 for reconciliations of certain non-GAAP financial measures. NOI amounts above are based on the three months ended December 31, 2016.
(2) Excludes deferred financing costs, net of $29.3 million.
(3) Excludes straight-line receivable of $67.6 million.
(4) Excludes deferred rent liabilities related to portions of rental properties funded by tenants of $22.1 million and cash paid by tenants during construction of $15.8 million.
(5) Excludes deferred tax assets of $12.3 million, deferred financing costs, net of $3.5 million and intangible assets of $14.8 million.

EPR Properties
Annualized GAAP Net Operating Income
As of December 31, 2016
(Unaudited, dollars in thousands)

Annualized GAAP Net Operating Income (NOI) Run Rate (1)
	Owned	Financed	Total
Megaplex	$209,616	$1,260	$210,876
ERC's/Retail	42,792	—	42,792
Other Entertainment	4,340	3,812	8,152
Entertainment	256,748	5,072	261,820

Public Charter Schools	50,228	23,728	73,956
Early Childhood Education	19,636	3,892	23,528
Private Schools	21,860	3,356	25,216
Education	91,724	30,976	122,700

Ski Areas	9,840	11,880	21,720
Waterparks	15,828	14,612	30,440
Golf Entertainment Complexes	44,580	5,556	50,136
Other Recreation	—	444	444
Recreation	70,248	32,492	102,740

Annualized GAAP NOI run rate	$418,720	$68,540	$487,260

(1) See pages 31 through 33 for definitions and see Appendix on pages 34 through 40 for reconciliations of certain non-GAAP financial measures. NOI amounts above are based on the three months ended December 31, 2016.

EPR Properties
Guidance
(Dollars in millions except for per share information)

Measure	2017 Guidance
	Current			Prior
Investment spending	$1,300.0	to	$1,350.0	$1,300.0	to	$1,350.0
Disposition proceeds and mortgage note payoff	$150.0	to	$300.0	$150.0	to	$200.0

Termination fee - education properties (1)	$12.0	to	$15.0	$11.0	to	$14.0
Percentage rent and participating interest income	$4.7	to	$5.7	$4.7	to	$5.7
General and administrative expense	$42.0	to	$44.0	$40.5	to	$42.5

FFO per diluted share	$4.71	to	$4.82	$4.70	to	$4.81
FFO as adjusted per diluted share	$5.05	to	$5.20	$5.05	to	$5.20

Reconciliation from Net income available to common shareholders of EPR Properties (per diluted share):	2017 Current Guidance
Net income available to common shareholders of EPR Properties	$3.52	to	$3.67
Gain on sale of real estate (excluding land sales) (1)	(0.52)	to	(0.56)
Real estate depreciation and amortization	1.76
Allocated share of joint venture depreciation	—
Impact of Series C and Series E Dilution, if applicable	(0.05)
FFO available to common shareholders of EPR Properties	$4.71	to	$4.82
Transaction costs	0.16
Termination fee - education properties (1)	0.17	to	0.21
Deferred income tax benefit	0.01
FFO as adjusted available to common shareholders of EPR Properties	$5.05	to	$5.20

Note: This schedule includes future estimates for which the Company can give no assurance as to timing or amounts. See cautionary statement concerning forward-looking statements on page 3.

(1) Termination fees received related to leases where an operator exercises its option to purchase the property and terminates the lease prior to the lease maturity are included in gain on sale of real estate per GAAP and are excluded from FFO (in accordance with the NAREIT definition) but then included in FFO as adjusted. Including in FFO as adjusted is consistent with how other lease termination fees and fees received for early prepayment of mortgage notes receivable are reflected.

EPR Properties
Definitions - Non-GAAP Financial Measures

ADJUSTED EBITDA AND ANNUALIZED ADJUSTED EBITDA
Management uses Adjusted EBITDA in its analysis of the performance of the business and operations of the Company. Management believes Adjusted EBITDA is useful to investors because it excludes various items that management believes are not indicative of operating performance, and that it is an informative measure to use in computing various financial ratios to evaluate the Company. The Company defines Adjusted EBITDA as net income available to common shareholders excluding costs associated with loan refinancing or payoff, interest expense (net), depreciation and amortization, equity in (income) loss from joint ventures, gain (loss) on the sale of real estate, gain on insurance recovery, income tax expense (benefit), preferred dividend requirements, the effect of non-cash impairment charges, retirement severance expense, the provision for loan losses and transaction costs (benefit), and which is then multiplied by four to get an annual amount. Annualized Adjusted EBITDA is Adjusted EBITDA for the quarter further adjusted for in-service projects, percentage rent and participating interest and other non-recurring items, which is then multiplied by four to get an annual amount.

The Company’s method of calculating Adjusted EBITDA and Annualized Adjusted EBITDA may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. Adjusted EBITDA and Annualized Adjusted EBITDA do not represent cash generated from operations as defined by U.S. generally accepted accounting principles (“GAAP”) and are not indicative of cash available to fund all cash needs, including distributions. These measures should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

NET DEBT AND ADJUSTED NET DEBT
Net Debt represents debt (reported in accordance with GAAP) adjusted to exclude deferred financing costs, net and reduced for cash and cash equivalents. By excluding deferred financing costs, net and cash and cash equivalents, the result provides an estimate of the contractual amount of borrowed capital to be repaid, net of cash available to repay it. The Company believes this calculation constitutes a beneficial supplemental non-GAAP financial disclosure to investors in understanding its financial condition. Adjusted net debt is net debt less 40% times property under development to remove the estimated portion of property under development that has been financed with debt but has not yet produced earnings. The Company's method of calculating Net Debt and Adjusted Net Debt may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

NET DEBT TO ADJUSTED EBIDTA AND ADJUSTED NET DEBT TO ANNUALIZED ADJUSTED EBITDA
Net Debt to Adjusted EBITDA and Adjusted Net Debt to Annualized Adjusted EBITDA are supplemental measures derived from non-GAAP financial measures that the Company uses to evaluate its capital structure and the magnitude of its debt against its operating performance. The Company believes that investors commonly use versions of these ratios in a similar manner. In addition, financial institutions use versions of these ratios in connection with debt agreements to set pricing and covenant limitations. The Company's method of calculating both ratios may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

NET OPERATING INCOME ("NOI") AND NOI RUN RATES
NOI is a widely used financial measure in many industries, including the REIT industry, and is presented to assist investors and analysts in analyzing the performance of the Company. Management uses NOI in its analysis of the operations and valuation of the Company and believes it is useful to investors because it excludes various items included in net income that are not indicative of the operating performance of the Company's investments, such as gains (or losses) from sales of property, depreciation and amortization, and general and administrative expense, and is used in computing various financial ratios as a measure of operational performance. The Company computes NOI by adding back to Adjusted EBITDA - Continuing Operations the impact of general and administrative expense and corporate/unallocated and other.

Quarterly Cash NOI Run Rate is computed by taking quarterly NOI and making adjustments for in-service projects, percentage rent and participating interest, non-cash revenue and non-recurring adjustments to provide a quarterly cash run rate of such measure. Quarterly Cash NOI Run Rate multiplied by four equals Annualized Cash NOI Run Rate.

Quarterly GAAP NOI Run Rate is computed by taking quarterly NOI and making adjustments for in-service projects, percentage rent and participating interest and non-recurring adjustments to provide a quarterly GAAP run rate of such measure. Quarterly GAAP NOI Run Rate multiplied by four equals Annualized GAAP NOI Run Rate.

The Company's method of calculating NOI, Quarterly Cash NOI Run Rate and Quarterly GAAP NOI Run Rate may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

FUNDS FROM OPERATIONS (“FFO”) AND FFO AS ADJUSTED
The National Association of Real Estate Investment Trusts (“NAREIT”) developed FFO as a relative non-GAAP financial measure of performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP and management provides FFO herein because it believes this information is useful to investors in this regard. FFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share. Pursuant to the definition of FFO by the Board of Governors of NAREIT, we calculate FFO as net income available to common shareholders, computed in accordance with GAAP, excluding gains and losses from sales [or acquisitions] of depreciable operating properties and impairment losses of depreciable real estate, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships, joint ventures and other affiliates. Adjustments for unconsolidated partnerships, joint ventures and other affiliates are calculated to reflect FFO on the same basis. We have calculated FFO for all periods presented in accordance with this definition. In addition, we present FFO as adjusted by adding to FFO costs (gains) associated with loan refinancing or payoff, net, transaction costs (benefit), retirement severance expense, provision for loan losses, preferred share redemption costs and termination fees associated with tenants' exercises of education properties buy-out options and by subtracting gain on early extinguishment of debt, gain (loss) on sale of land, gain on insurance recovery and deferred income tax benefit (expense). FFO and FFO as adjusted are a non-GAAP financial measures. FFO and FFO as adjusted do not represent cash flows from operations as defined by GAAP and are not indicative that cash flows are adequate to fund all cash needs and are not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate FFO and FFO as adjusted the same way so comparisons with other REITs may not be meaningful.

ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)
In addition to FFO, we present AFFO by adding to FFO provision for loan losses, transaction costs (benefit), retirement severance expense, non-real estate depreciation and amortization, deferred financing fees amortization, costs (gain) associated with loan refinancing or payoff, net, share-based compensation expense to management and trustees, amortization of above market leases, net, preferred share redemption costs, and termination fees associated with tenants' exercises of education properties buy-out options; and subtracting maintenance capital expenditures (including second generation tenant improvements and leasing commissions), straight-lined rental revenue, the non-cash portion of mortgage and other financing income, gain (loss) on sale of land, gain on insurance recovery and deferred income tax benefit (expense). AFFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share and management provides AFFO herein because it believes this information is useful to investors in this regard. AFFO is a non-GAAP financial measure. AFFO does not represent cash flows from operations as defined by GAAP and is not indicative that cash flows are adequate to fund all cash needs and is not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate AFFO the same way so comparisons with other REITs may not be meaningful.

INTEREST COVERAGE RATIO
The interest coverage ratio is calculated as the interest coverage amount divided by interest expense, gross. We calculate the interest coverage amount by adding to net income impairment charges, provision for loan losses, transaction costs (benefit), interest expense, gross (including interest expense in discontinued operations), retirement severance expense, depreciation and amortization, share-based compensation expense to management and trustees and costs (gain) associated with loan refinancing or payoff, net; subtracting interest cost capitalized, straight-line rental revenue, gain on early extinguishment of debt, gain (loss) on sale or acquisition of real estate from continuing and discontinued operations, gain on insurance recovery, gain on previously held equity interest and deferred income tax benefit (expense). We calculated interest expense, gross, by adding to interest expense, net, interest income and interest cost capitalized. We consider the interest coverage ratio to be an appropriate supplemental measure of a company’s ability to meet its interest expense obligations and management believes it is useful to investors in this regard. Our calculation of the interest coverage ratio may be different from the calculation used by other companies, and therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

FIXED CHARGE COVERAGE RATIO
The fixed charge coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that interest expense, gross and preferred share dividends are also added to the denominator. We consider the fixed charge coverage ratio to be an appropriate supplemental measure of a company’s ability to make its interest and preferred share dividend payments and management believes it is useful to investors in this regard. Our calculation of the fixed charge coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

DEBT SERVICE COVERAGE RATIO
The debt service coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that interest expense, gross and recurring principal payments are also added to the denominator. We consider the debt service coverage ratio to be an appropriate supplemental measure of a company’s ability to make its debt service payments and management believes it is useful to investors in this regard. Our calculation of the debt service coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

TOTAL INVESTMENTS
Total investments is a non-GAAP financial measure defined as the sum of the carrying values of rental properties (before accumulated depreciation), rental properties held for sale (before accumulated depreciation), land held for development, property under development, mortgage notes receivable (including related accrued interest receivable), investment in a direct financing lease, net, investment in joint ventures, intangible assets, gross (included in other assets) and notes receivable and related accrued interest receivable, net (included in other assets). Total investments is a useful measure for management and investors as it illustrates across which asset categories the Company's funds have been invested.

Appendix to Supplemental Operating and Financial Data
Reconciliation of Certain Non-GAAP Financial Measures
Fourth Quarter and Year Ended December 31, 2016

EPR Properties
Reconciliation of Interest Coverage Amount to Net Cash Provided by Operating Activities
(Unaudited, dollars in thousands)

The interest coverage amount per the table on page 17 is a non-GAAP financial measure and should not be considered an alternative to any GAAP liquidity measures. It is most directly comparable to the GAAP liquidity measure, “Net cash provided by operating activities,” and is not directly comparable to the GAAP liquidity measures, “Net cash used by investing activities” and “Net cash provided by financing activities.” The interest coverage amount can be reconciled to “Net cash provided by operating activities” per the consolidated statements of cash flows as follows:

	4th Quarter 2016	3rd Quarter 2016	2nd Quarter 2016	1st Quarter 2016	4th Quarter 2015	3rd Quarter 2015

Net cash provided by operating activities	$90,429	$63,241	$83,944	$68,588	$93,638	$64,415

Equity in income from joint ventures	118	203	86	212	268	339
Distributions from joint ventures	(305)	—	—	(511)	(540)	—
Amortization of deferred financing costs	(1,265)	(1,187)	(1,163)	(1,172)	(1,163)	(1,156)
Amortization of above market leases, net	(45)	(42)	(48)	(48)	(47)	(48)
Increase (decrease) in mortgage notes and related accrued interest receivable	(760)	916	(214)	(514)	(1,332)	2,456
Increase (decrease) in restricted cash	156	(202)	(556)	2,221	(1,923)	373
Increase (decrease) in accounts receivable, net	18,561	14,739	1,359	2,968	3,303	(805)
Increase in direct financing lease receivable	752	767	896	840	851	826
Increase (decrease) in other assets	(1,873)	448	1,838	2,907	(2,744)	344
Decrease (increase) in accounts payable and accrued liabilities	(22,285)	4,329	(5,947)	6,878	(8,406)	8,697
Decrease (increase) in unearned rents and interest	1,625	1,223	(127)	(8)	(3,307)	579
Non-cash fee income	1,588	—	—	—	—	—
Straight-line rental revenue	(6,062)	(4,597)	(3,264)	(3,089)	(3,267)	(2,738)
Interest expense, gross	29,549	27,196	25,516	25,580	25,076	25,300
Interest cost capitalized	(2,715)	(2,931)	(2,760)	(2,291)	(4,283)	(4,771)
Transaction costs	2,988	2,947	1,490	444	700	783
Interest coverage amount (1)	$110,456	$107,050	$101,050	$103,005	$96,824	$94,594

Net cash used by investing activities	$(246,896)	$(147,051)	$(137,285)	$(130,915)	$(96,423)	$(185,190)

Net cash provided (used) by financing activities	$168,566	$82,672	$51,457	$68,439	$(7,291)	$129,530

(1) See pages 31 through 33 for definitions. Amounts above include the impact of discontinued operations, which is separately classified in the income statement.

EPR Properties
Reconciliations of Quarterly Cash NOI Run Rate and Quarterly GAAP NOI Run Rate

Net Operating Income ("NOI"), Quarterly Cash NOI Run Rate and Quarterly GAAP NOI Run Rate as used on pages 28 and 29 are non-GAAP financial measures and should not be considered as alternatives to net income (loss) in accordance with GAAP as indications of our performance or to cash flows as a measure of our liquidity. The tables on pages 38 through 40 provide reconciliations of these non-GAAP measures with respect to each segment and property type, and should be read in conjunction with the reconciliations on page 21 of our segment Adjusted EBITDA - continuing operations to our net income.

The following explanatory notes apply to the tables on pages 37 through 39.

(1) Adjustments for Corporate/Unallocated and Other is calculated by subtracting total investment expenses from total revenue for these categories on page 21.
(2) Adjustments for properties commencing or terminating GAAP net operating income during the quarter.
(3) To adjust percentage rents and participating interest income from the actual latest quarterly amount to the trailing 12 month amount divided by 4.
(4) Adjustments for properties commencing or terminating cash payments during the quarter, as well as in-service projects with only straight-line revenue.
(5) Adjustments to income from mortgages receivable to be consistent with end of quarter balance.
(6) Non-recurring adjustments relate to termination fees and a gain from an insurance claim.

EPR Properties
Reconciliation of Net Asset Value (NAV) Components
(Unaudited, dollars in thousands)

Annualized Net Operating Income (NOI) Run Rates - Owned Properties (for NAV calculations)
For the three months ended December 31, 2016

	Entertainment				Education				Recreation
	Megaplex	ERC's/Retail	Other Entertainment	Total	Public Charter Schools	Early Childhood Education	Private Schools	Total	Ski Areas	Waterparks	Golf Entertainment Complexes	Other Recreation	Total	Corporate/unallocated and other	Total
Total revenue	$52,465	$15,569	$1,140	$69,174	$14,320	$4,563	$5,736	$24,619	$3,306	$3,939	$10,686	$—	$17,931	$2,995	$114,719
Property operating expense	263	5,248	(23)	5,488	—	—	—	—	—	—	—	—	—	427	5,915
Total investment expense	263	5,248	(23)	5,488	—	—	—	—	—	—	—	—	—	427	5,915
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	(10,234)	(10,234)
Less: gain on insurance recovery	—	—	—	—	—	—	—	—	(847)	—	—	—	(847)	—	(847)
Adjusted EBITDA	$52,202	$10,321	$1,163	$63,686	$14,320	$4,563	$5,736	$24,619	$2,459	$3,939	$10,686	$—	$17,084	$(7,666)	$97,723
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	10,234	10,234
Gain on insurance recovery	—	—	—	—	—	—	—	—	847	—	—	—	847	—	847
Corporate/unallocated and other (1)	—	—	—	—	—	—	—	—	—	—	—	—	—	(2,568)	(2,568)
NOI	$52,202	$10,321	$1,163	$63,686	$14,320	$4,563	$5,736	$24,619	$3,306	$3,939	$10,686	$—	$17,931	$—	$106,236

Quarterly GAAP NOI run rate
NOI	$52,202	$10,321	$1,163	$63,686	$14,320	$4,563	$5,736	$24,619	$3,306	$3,939	$10,686	$—	$17,931	$—	$106,236
In-service adjustments (2)	389	450	(56)	783	(115)	346	(29)	202	—	18	753	—	771	—	1,756
Percentage rent/participation adjustments (3)	(184)	(71)	—	(255)	—	—	(242)	(242)	1	—	(294)	—	(293)	—	(790)
Non-recurring adjustments (6)	(3)	(2)	(22)	(27)	(1,648)	—	—	(1,648)	(847)	—	—	—	(847)	—	(2,522)
Quarterly GAAP NOI run rate	$52,404	$10,698	$1,085	$64,187	$12,557	$4,909	$5,465	$22,931	$2,460	$3,957	$11,145	$—	$17,562	$—	$104,680
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized GAAP NOI run rate	$209,616	$42,792	$4,340	$256,748	$50,228	$19,636	$21,860	$91,724	$9,840	$15,828	$44,580	$—	$70,248	$—	$418,720
Quarterly cash NOI run rate
NOI	$52,202	$10,321	$1,163	$63,686	$14,320	$4,563	$5,736	$24,619	$3,306	$3,939	$10,686	$—	$17,931	$—	$106,236
In-service adjustments (4)	409	320	—	729	456	1,193	1,258	2,907	—	18	749	—	767	—	4,403
Percentage rent/participation adjustments (3)	(184)	(71)	—	(255)	—	—	(242)	(242)	1	—	(294)	—	(293)	—	(790)
Non-recurring adjustments (6)	(3)	(2)	(22)	(27)	(1,648)	—	—	(1,648)	(847)	—	—	—	(847)	—	(2,522)
Non-cash revenue	(276)	512	(11)	225	(2,778)	(1,376)	(1,949)	(6,103)	(68)	—	(224)	—	(292)	—	(6,170)
Quarterly cash NOI run rate	52,148	11,080	1,130	64,358	10,350	4,380	4,803	19,533	2,392	3,957	10,917	—	17,266	—	101,157
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized cash NOI run rate	$208,592	$44,320	$4,520	$257,432	$41,400	$17,520	$19,212	$78,132	$9,568	$15,828	$43,668	$—	$69,064	$—	$404,628

EPR Properties
Reconciliation of Net Asset Value (NAV) Components
(Unaudited, dollars in thousands)

Annualized Net Operating Income (NOI) Run Rates - Financed Properties (for NAV calculations)
For the three months ended December 31, 2016

	Entertainment				Education				Recreation
	Megaplex	ERC's/Retail	Other Entertainment	Total	Public Charter Schools	Early Childhood Education	Private Schools	Total	Ski Areas	Waterparks	Golf Entertainment Complexes	Other Recreation	Total	Corporate/unallocated and other	Total
Total revenue	$307	$—	$953	$1,260	$7,311	$—	$—	$7,311	$2,970	$3,274	$1,290	$6	$7,540	$1	$16,112
Property operating expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total investment expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Adjusted EBITDA	$307	$—	$953	$1,260	$7,311	$—	$—	$7,311	$2,970	$3,274	$1,290	$6	$7,540	$1	$16,112
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate/unallocated and other (1)	—	—	—	—	—	—	—	—	—	—	—	—	—	(1)	(1)
NOI	$307	$—	$953	$1,260	$7,311	$—	$—	$7,311	$2,970	$3,274	$1,290	$6	$7,540	$—	$16,111

Quarterly GAAP NOI run rate
NOI	$307	$—	$953	$1,260	$7,311	$—	$—	$7,311	$2,970	$3,274	$1,290	$6	$7,540	$—	$16,111
In-service adjustments (5)	8	—	—	8	(1,379)	973	839	433	—	92	99	105	296	—	737
Percentage rent/participation adjustments (3)	—	—	—	—	—	—	—	—	—	287	—	—	287	—	287
Non-recurring adjustments (6)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Quarterly GAAP NOI run rate	$315	$—	$953	$1,268	$5,932	$973	$839	$7,744	$2,970	$3,653	$1,389	$111	$8,123	$—	$17,135
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized GAAP NOI run rate	$1,260	$—	$3,812	$5,072	$23,728	$3,892	$3,356	$30,976	$11,880	$14,612	$5,556	$444	$32,492	$—	$68,540
Quarterly cash NOI run rate
NOI	$307	$—	$953	$1,260	$7,311	$—	$—	$7,311	$2,970	$3,274	$1,290	$6	$7,540	$—	$16,111
In-service adjustments (5)	8	—	—	8	(1,065)	973	839	747	—	13	99	105	217	—	972
Percentage rent/participation adjustments (3)	—	—	—	—	—	—	—	—	—	287	—	—	287	—	287
Non-recurring adjustments (6)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-cash revenue	—	—	—	—	(862)	—	—	(862)	—	—	—	—	—	—	(862)
Quarterly cash NOI run rate	315	—	953	1,268	5,384	973	839	7,196	2,970	3,574	1,389	111	8,044	—	16,508
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized cash NOI run rate	$1,260	$—	$3,812	$5,072	$21,536	$3,892	$3,356	$28,784	$11,880	$14,296	$5,556	$444	$32,176	$—	$66,032

EPR Properties
Reconciliation of Net Asset Value (NAV) Components
(Unaudited, dollars in thousands)

Annualized Net Operating Income (NOI) Run Rates - Total - Owned and Financed Properties (for NAV calculations) - sum of pages 37 and 38
For the three months ended December 31, 2016

	Entertainment				Education				Recreation
	Megaplex	ERC's/Retail	Other Entertainment	Total	Public Charter Schools	Early Childhood Education	Private Schools	Total	Ski Areas	Waterparks	Golf Entertainment Complexes	Other Recreation	Total	Corporate/unallocated and other	Total
Total revenue	$52,772	$15,569	$2,093	$70,434	$21,631	$4,563	$5,736	$31,930	$6,276	$7,213	$11,976	$6	$25,471	$2,996	$130,831
Property operating expense	263	5,248	(23)	5,488	—	—	—	—	—	—	—	—	—	427	5,915
Total investment expense	263	5,248	(23)	5,488	—	—	—	—	—	—	—	—	—	427	5,915
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	(10,234)	(10,234)
Less: gain on insurance recovery	—	—	—	—	—	—	—	—	(847)	—	—	—	(847)	—	(847)
Adjusted EBITDA	$52,509	$10,321	$2,116	$64,946	$21,631	$4,563	$5,736	$31,930	$5,429	$7,213	$11,976	$6	$24,624	$(7,665)	$113,835
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	10,234	10,234
Gain on insurance recovery	—	—	—	—	—	—	—	—	847	—	—	—	847	—	847
Corporate/unallocated and other (1)	—	—	—	—	—	—	—	—	—	—	—	—	—	(2,569)	(2,569)
NOI	$52,509	$10,321	$2,116	$64,946	$21,631	$4,563	$5,736	$31,930	$6,276	$7,213	$11,976	$6	$25,471	$—	$122,347

Quarterly GAAP NOI run rate
NOI	$52,509	$10,321	$2,116	$64,946	$21,631	$4,563	$5,736	$31,930	$6,276	$7,213	$11,976	$6	$25,471	$—	$122,347
In-service adjustments (2) (5)	397	450	(56)	791	(1,494)	1,319	810	635	—	110	852	105	1,067	—	2,493
Percentage rent/participation adjustments (3)	(184)	(71)	—	(255)	—	—	(242)	(242)	1	287	(294)	—	(6)	—	(503)
Non-recurring adjustments (6)	(3)	(2)	(22)	(27)	(1,648)	—	—	(1,648)	(847)	—	—	—	(847)	—	(2,522)
Quarterly GAAP NOI run rate	$52,719	$10,698	$2,038	$65,455	$18,489	$5,882	$6,304	$30,675	$5,430	$7,610	$12,534	$111	$25,685	$—	$121,815
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized GAAP NOI run rate	$210,876	$42,792	$8,152	$261,820	$73,956	$23,528	$25,216	$122,700	$21,720	$30,440	$50,136	$444	$102,740	$—	$487,260
Quarterly cash NOI run rate
NOI	$52,509	$10,321	$2,116	$64,946	$21,631	$4,563	$5,736	$31,930	$6,276	$7,213	$11,976	$6	$25,471	$—	$122,347
In-service adjustments (4) (5)	417	320	—	737	(609)	2,166	2,097	3,654	—	31	848	105	984	—	5,375
Percentage rent/participation adjustments (3)	(184)	(71)	—	(255)	—	—	(242)	(242)	1	287	(294)	—	(6)	—	(503)
Non-recurring adjustments (6)	(3)	(2)	(22)	(27)	(1,648)	—	—	(1,648)	(847)	—	—	—	(847)	—	(2,522)
Non-cash revenue	(276)	512	(11)	225	(3,640)	(1,376)	(1,949)	(6,965)	(68)	—	(224)	—	(292)	—	(7,032)
Quarterly cash NOI run rate	52,463	11,080	2,083	65,626	15,734	5,353	5,642	26,729	5,362	7,531	12,306	111	25,310	—	117,665
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized cash NOI run rate	$209,852	$44,320	$8,332	$262,504	$62,936	$21,412	$22,568	$106,916	$21,448	$30,124	$49,224	$444	$101,240	$—	$470,660

EPR Properties
Reconciliation of Adjusted EBITDA and Annualized Adjusted EBITDA
(Unaudited, dollars in thousands)
	4th Quarter 2016	3rd Quarter 2016	2nd Quarter 2016	1st Quarter 2016	4th Quarter 2015	3rd Quarter 2015
Adjusted EBITDA (1):
Net income available to common shareholder of EPR Properties	$52,190	$51,575	$49,183	$48,228	$46,799	$44,244
Costs associated with loan refinancing or payoff	—	14	339	552	9	18
Interest expense, net	26,834	24,265	22,756	23,289	20,792	20,529
Transaction costs	2,988	2,947	1,490	444	700	783
Depreciation and amortization	28,351	27,601	25,666	25,955	24,915	23,498
Equity in income from joint ventures	(118)	(203)	(86)	(212)	(268)	(339)
(Gain) loss on sale of real estate	(1,430)	(1,615)	(2,270)	—	—	95
Income tax expense (benefit)	(84)	358	423	(144)	(936)	527
Preferred dividend requirements	5,951	5,951	5,952	5,952	5,951	5,951
Gain on insurance recovery (2)	(847)	(1,825)	(1,523)	(489)	—	—
Adjusted EBITDA (for the quarter)	$113,835	$109,068	$101,930	$103,575	$97,962	$95,306

Adjusted EBITDA (3)	$455,340	$436,272	$407,720	$414,300	$391,848	$381,224

Annualized Adjusted EBITDA (1) (4):
Adjusted EBITDA (for the quarter)	$113,835	$109,068	$101,930	$103,575
Corporate/unallocated and other NOI (5)	(2,569)	(2,569)	(2,675)	(2,289)
In-service adjustments (6)	2,493	2,833	2,920	948
Percentage rent/participation adjustments (7)	(503)	(1,390)	866	594
Non-recurring adjustments (8)	(2,522)	(1,833)	(1,497)	(3,637)
Annualized Adjusted EBITDA (for the quarter)	$110,734	$106,109	$101,544	$99,191

Annualized Adjusted EBITDA (9)	$442,936	$424,436	$406,176	$396,764

(2) Included in other income in the consolidated statements of income in the Company's Annual Report on Form 10-K and the Company's Quarterly Report on Form 10-Q. Reconciliation is as follows:

Income from settlement of foreign currency swap contracts	$705	$643	$595	$719
Fee income	1,588	—	—	—
Gain on insurance recovery	847	1,825	1,523	489
Miscellaneous income	87	8	8	2
Other income	$3,227	$2,476	$2,126	$1,210

(1) See pages 31 through 33 for definitions.
(3) Adjusted EBITDA for the quarter is multiplied by four to calculate an annual amount.
(4) Amounts not calculated for periods prior to 2016.
(5) Adjustments for Corporate/Unallocated and Other is calculated by subtracting total investment expenses from total revenue for these categories on page 21.
(6) Adjustments for properties commencing or terminating GAAP net operating income during the quarter.
(7) To adjust percentage rents and participating interest income from the actual latest quarterly amount to the trailing 12 month amount divided by 4.
(8) Non-recurring adjustments relate to termination fees and a gain from an insurance claim.
(9) Annualized Adjusted EBITDA for the quarter is multiplied by four to calculate an annual amount.